UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2026

New Mountain Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, NY 10019
(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	NASDAQ Global Select Market
8.250% Notes due 2028	NMFCZ	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition
On May 4, 2026, New Mountain Finance Corporation (“NMFC” or the “Company”) issued a press release announcing financial results for its quarter ended March 31, 2026. The press release is included as Exhibit 99.1 hereto and incorporated herein by reference.
The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, (the “Securities Act”) except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, the Board of Directors (the “Board”) of the Company appointed Laura C. Holson as the interim Chief Financial Officer and Treasurer of the Company, effective May 29, 2026. Ms. Holson will serve as the Company’s interim Chief Financial Officer and Treasurer until the Company completes its search for a permanent successor.

Ms. Holson, 40, currently serves as Chief Operating Officer of the Company and will continue in this role. Ms. Holson joined New Mountain Capital, L.L.C. (“New Mountain Capital”) in 2009 and currently serves as a Managing Director. Ms. Holson is primarily dedicated to the credit business and has been the Chief Operating Officer of New Mountain Capital’s credit platform since January 2022 and the Chief Operating Officer of the Company since February 2022. Ms. Holson previously served as the interim Chief Financial Officer and Treasurer of the Company from March 2023 to November 2023. Ms. Holson previously held a variety of roles within New Mountain Capital, including Head of Capital Markets, and has been a member of its credit team for over 13 years.

The Company’s investment adviser, New Mountain Finance Advisers, L.L.C., believes that its management team, with the overall support of New Mountain Capital, is adequately staffed to support the Company.

There is no arrangement or understanding between Ms. Holson and any other person pursuant to which she was appointed as the interim Chief Financial Officer and Treasurer. There are no family relationships between Ms. Holson and any director or executive officer of the Company, and she is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.
Item 7.01.    Regulation FD Disclosure
    On May 4, 2026, NMFC issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a second quarter 2026 distribution of $0.25 per share, payable on June 30, 2026 to holders of record as of June 16, 2026. Additionally, on May 4, 2026, NMFC made available on its website, http://www.newmountainfinance.com, a supplemental investor presentation with respect to the earnings release.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: May 4, 2026	By:	/s/ Eric Kane
		Name:	Eric Kane
		Title:	Corporate Secretary